SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 30, 2014
(Date of earliest event reported)

SALLY BEAUTY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-33145 (Commission file number)	36-2257936 (I.R.S. Employer Identification Number)

3001 Colorado Boulevard
Denton, Texas 76210
(Address of principal executive offices)

(940) 898-7500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Board Declassification Amendments

On January 30, 2014, Sally Beauty Holdings, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”).  As discussed under Item 5.07 of this Current Report on Form 8-K, at the 2014 Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation (the “Certificate”) to declassify the Board of Directors and provide for the annual election of all directors (the “Declassification Amendment”). Under the Declassification Amendment, the transition to the annual election of directors will be phased in over time with all directors standing for election for one-year terms as follows:

•                  each director elected at the Annual Meeting, as described below, was elected for a one-year term;

•                  directors previously elected for three-year terms ending in 2015 and 2016 will continue to serve out their existing terms so that no director previously elected to a three-year term will have his or her term shortened; and

•                  directors standing for election at the Company’s 2015 and 2016 Annual Meeting of Stockholders, and each annual meeting thereafter, will be elected for a one-year term ending at the next annual meeting or until their successors are elected.

Beginning with the 2016 Annual Meeting of Stockholders, the declassification of the Board will be complete, and the entire Board will stand for election annually for one-year terms. The Declassification Amendment became effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on January 30, 2014.

In connection with the Declassification Amendment, and as described in the Company’s 2014 proxy statement, the Board approved conforming amendments to the Company’s Bylaws to implement the declassification of the Board. The Board’s approval of these conforming amendments was contingent upon stockholder approval and to be implemented by amending and restating the Bylaws to reflect only these conforming amendments. Accordingly, the amended and restated Bylaws became effective on January 30, 2014.

The foregoing descriptions of the Declassification Amendment and the amended and restated Bylaws are qualified in their entirety by reference to the Certificate of Amendment and the amended and restated Bylaws, which are filed as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K.

Restated Certificate of Incorporation

On January 30, 2014 and immediately after the filing of the Certificate of Amendment, the Company filed with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation (the “Restated Certificate”) that restated and integrated, but did not further amend, the Certificate (as amended through the filings of the Certificate of Amendment described above). In connection with approving the Certificate and Bylaw amendments described above, the Board of Directors approved the Restated Certificate, contingent upon stockholder approval. The Restated Certificate was effective on filing with the Secretary of State of the State of Delaware. The foregoing description of the Restated Certificate is qualified in its entirety by reference to the text of the Restated Certificate, which is filed as Exhibit 3.3 to this Current Report on Form 8-K.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The number of shares of the Company’s common stock entitled to vote at the Annual Meeting was 164,043,365 and each share of common stock was entitled to one vote.  The holders of 157,190,849 shares of common stock were present at the Annual Meeting, either in person or by proxy, constituting a quorum.

At the Annual Meeting, the Company’s stockholders acted upon the following matters:

(i)                                     the approval of the Board proposal to amend the Company’s Certificate to declassify the Board of Directors and provide for the annual election of directors;

(ii)                                  the election of three directors to the Board of Directors to hold office until the 2015 Annual Meeting of Stockholders;

(iii)                               the approval by advisory (non-binding) vote of the compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation; and

(iv)                              the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year.

The voting results reported below are final.

Proposal 1 — Approval of Board Proposal to Amend the Company’s Certificate to Declassify the Board of Directors

The Board of Directors’ proposal to declassify the Board of Directors and provide for the annual election of directors was approved.  The results of the approval were as follows:

For	Against	Abstain	Broker Non-Votes
151,051,435	135,686	96,708	5,907,020

Proposal 2 — Election of Directors

Each of the individuals listed below was duly elected as a director of the Company to serve until the 2015 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified.  The results of the election were as follows:

Nominee	For	Withheld	Broker Non-Votes

John R. Golliher	150,589,489	694,340	5,907,020

Edward W. Rabin	150,686,615	597,214	5,907,020

Gary G. Winterhalter	148,005,627	3,278,202	5,907,020

The following individuals are duly elected directors of the Company whose term of service continues until:

(i)                                     the 2015 Annual Meeting of Stockholders:  Katherine Button Bell, Martha Miller, Robert R. McMaster and the individuals listed above elected at the Annual Meeting; and

(ii)                                  the 2016 Annual Meeting of Stockholders:  Christian A. Brickman, Marshall E. Eisenberg and John A. Miller.

Proposal 3 — Advisory Vote to Approve the Company’s Executive Compensation

The compensation of the Company’s named executive officers, including the Company’s compensation practices and principles and their implementation, was approved on an advisory (non-binding) basis.  The results of the advisory (non-binding) approval were as follows:

For	Against	Abstain	Broker Non-Votes
147,623,316	1,348,702	2,311,811	5,907,020

Proposal 4 — Ratification of Selection of Auditors

The Board of Director’s selection of KPMG LLP as the Company’s independent registered public accounting firm for the 2014 fiscal year was ratified. The results of the ratification were as follows:

For	Against	Abstain
153,715,533	2,988,608	486,708

Item 9.01.             Financial Statements and Exhibits.

(d)      Exhibits.  The following Exhibits are filed herewith as part of this Current Report on Form 8-K.

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Sally Beauty Holdings, Inc., effective January 30, 2014.

3.2	Fifth Amended and Restated Bylaws of Sally Beauty Holdings, Inc., effective January 30, 2014.

3.3	Third Restated Certificate of Incorporation of Sally Beauty Holdings, Inc., effective January 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SALLY BEAUTY HOLDINGS, INC.

January 30, 2014	By:	/s/ Matthew O. Haltom
Name: Matthew O. Haltom
Title: Senior Vice President, General Counsel and Secretary

Exhibit Number	Description

3.1	Certificate of Amendment of Certificate of Incorporation of Sally Beauty Holdings, Inc., effective January 30, 2014.

3.2	Fifth Amended and Restated Bylaws of Sally Beauty Holdings, Inc., effective January 30, 2014.

3.3	Third Restated Certificate of Incorporation of Sally Beauty Holdings, Inc., effective January 30, 2014.